UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2009

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Ferrellgas Partners, L.P., Ferrellgas, L.P. and Ferrellgas, Inc. have been named as defendants in a consumer class action lawsuit filed in federal district court in San Francisco on June 4, 2009. The suit is brought by several named plaintiffs on behalf of themselves and a putative nationwide class defined as consisting of "[a]ll purchasers of liquefied propane gas cylinders marketed or sold [under the Blue Rhino tradename] nationwide from January 1, 2008." The complaint alleges claims for purported unlawful and deceptive practices allegedly involving price disclosures related to the Blue Rhino branded propane tank exchange activities. This complaint also alleges claims for (i) violations of consumer protection statutes of thirty-seven states and the District of Columbia, and seeks damages, restitution, disgorgement, injunctive relief, costs and attorneys fees on that claim, and (ii) unjust enrichment of the defendants, and seeks restitution on that claim. The complaint also seeks statutory, punitive or treble damages and pre-judgment and post-judgment interest on all claims. Those same defendants were also named in a consumer class action lawsuit filed in federal district court in Kansas City, Kansas on June 11, 2009, alleging substantially similar claims.

In addition, Blue Rhino Corporation (an entity acquired by Ferrellgas Partners but no longer existing) has been named as a defendant in a consumer class action lawsuit filed in the Superior Court of the State of California on May 27, 2009. This suit is brought by several named plaintiffs on behalf of themselves and a putative class defined as consisting of all "Blue Rhino propane consumers in the State of California during the four (4) years prior to the filing of this complaint who have exchanged a 5 gallon refill tank of propane and were provided only a partial refill." This complaint also alleges claims for purported unlawful and deceptive practices allegedly involving price disclosures related to the Blue Rhino branded propane tank exchange activities. This complaint alleges claims for (i) violation of California's Consumer Legal Remedies Act and (ii) violation of Business and Professions Code section 17200. The California plaintiffs seek damages, restitution, injunctive relief, interest, costs, attorneys fees and other appropriate relief.

We believe that there may be additional federal or state lawsuits filed alleging substantially similar claims against these defendants as other law firms actively solicit plaintiffs.

Based on our business and consumer notification practices at our Blue Rhino tank exchange facilities, we believe that all of these claims are without merit and intend to defend the claims vigorously.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

June 12, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

June 12, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

June 12, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

June 12, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director